UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): APRIL 19, 2021

BRILLIANT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	333-237153	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Dan Ba Road, C-9, Putuo District,

Shanghai, Peoples Republic of China

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 021-80125497

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share, one Right and one Redeemable Warrant	BRLIU	The Nasdaq Capital Market

Ordinary Shares, no par value per share	BRLI	The Nasdaq Capital Market

Rights, each right entitling the holder to 1/10 of one Ordinary Share	BRLIR	The Nasdaq Capital Market

Warrants, each warrant exercisable for one Ordinary Share for $11.50 per share	BRLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As the result of the U.S. Securities and Exchange Commission’s (“SEC’s”) recent guidance, released on April 12, 2021 relating to the accounting treatment of certain warrants issued in connection with special purpose acquisition company (“SPAC”) issuers, Brilliant Acquisition Corporation (the “Company”) is conducting an analysis of the effect of the SEC’s guidance (if any) on the accounting treatment of its warrants. The Company’s conclusion as to the proper accounting treatment of its warrants (and corrective disclosures, if any) must be approved by its auditor, Marcum LLP (“Marcum”) before the Company can obtain Marcum’s consent to file its annual report on Form-10K for the fiscal year ending 2020 (“Form-10K”).

The Company is currently conducting this analysis and, as such, is unable to timely file its Form-10K until the assessment, and any modifications or restatements of the Company’s periodic reports, should any be necessary, are complete and accepted by Marcum. The Company notified Nasdaq of this requirement, and the resultant effect of delay on the filing of its Form 10-K. The Company received notice from Nasdaq on April 15, 2021 that it will have until June 14, 2021 to submit a plan to comply with its obligation to timely file periodic reports pursuant to Nasdaq listing rule 5250(c)(1) and that it is currently not compliant with that rule on the basis of its inability to timely file its Form-10K on its due date of April 15, 2021.

While the Company has already started its assessment of the relevant warrant provisions as described above, it also intends to promptly file a plan of compliance with Nasdaq and to complete the assessment of its warrants and filing of its Form-10K as soon as practicable.

Forward Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward looking statements are statements that are not historical facts. Such forward- looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward- looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Contact:

Dr. Peng Jiang

Chief Executive Officer

Brilliant Acquisition Corporation

+ (86) 021-80125497

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIANT ACQUISITION CORPORATION

	By:	/s/ Dr. Peng Jiang
Name: Dr. Peng Jiang
Title: Chief Executive Officer

Dated: April 19, 2021